UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	August 15, 2006
American National Bankshares Inc.
(Exact name of registrant as specified in its charter)
Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
628 Main Street, Danville, VA		24541
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 434-792-5111

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.
At its meeting held today, the Board of Directors of American National Bankshares Inc., parent company of American National Bank and Trust Company, declared a quarterly cash dividend of $0.22 per share of common stock, payable on September 22, 2006, to shareholders of record on September 8, 2006.  At the same meeting, the Board of Directors also approved the extension of the Corporation's stock repurchase plan.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits

99.1 News Release

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2006                     /s/  Neal A. Petrovich
    Senior Vice President and Chief Financial Officer